Exhibit 99

News Release dated February 13, 2004,
containing financial results
of The Progressive Corporation
for the month of January 2004

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road Mayfield Village, Ohio 44143 http://www.progressive.com	Thomas A. King (440) 395-2260

FOR IMMEDIATE RELEASE

MAYFIELD VILLAGE, OHIO – – February 13, 2004 — The Progressive Corporation today reported the following results for January 2004:

(millions)	January	January
	2004	2003	Change

Net premiums written	$1,147.1	$992.5	16%
Net premiums earned	1,167.5	967.4	21%
Net income	162.3	110.7	47%
Per share	.74	.50	48%
Combined ratio	83.0	86.7	3.7 pts.

See the “Income Statement” for further information.

     Progressive’s Personal Lines business units write insurance for private passenger automobiles and recreation vehicles. Progressive’s Commercial Auto business unit writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses. The Company’s other businesses principally include writing directors’ and officers’ liability insurance and managing the wind down of the Company’s lender’s collateral protection program. See “Supplemental Information” for January’s results.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENT
January 31, 2004
(millions – except per share amounts)
(unaudited)

	Current Month	Comments on Monthly Results[1]
	2004

Direct premiums written	$1,176.7

Net premiums written	$1,147.1

Revenues:
Net premiums earned Investment income[2] Net realized gains on securities	$1,167.5 37.4 14.0	Includes no securities determined to be other-than-temporarily impaired
Service revenues	4.9
Other income	.1	Estimated interest on income tax refund due the Company; see the Company’s third quarter 2003 Form 10-Q for further information

Total revenues	1,223.9

Expenses:
Losses and loss adjustment expenses Policy acquisition costs Other underwriting expenses Investment expenses Service expenses Interest expense	743.3 126.9 98.8 1.3 2.3 7.2	Repaid $200 million 6.60% Notes which matured in mid-January

Total expenses	979.8

Income before income taxes Provision for income taxes	244.1 81.8

Net income	$162.3

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	216.1

Per share	$.75

Diluted:
Average shares outstanding Net effect of dilutive stock-based compensation	216.1 3.8

Total equivalent shares	219.9

Per share	$.74

1See the Company’s annual report for a complete description of its reporting and accounting policies.

2The following table sets forth the total return for the month ended January 31:

Current Month
Fully taxable equivalent total return:
Fixed income securities	.6%
Common stocks	1.9%
Total portfolio	.8%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
January 31, 2004
($ in millions)(unaudited)

				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses	Total
Net Premiums Written	$681.5	$327.5	$1,009.0	$135.0	$3.1	$1,147.1
% Growth in NPW	13%	20%	15%	25%	(51)%	16%
Net Premiums Earned	$706.7	$325.9	$1,032.6	$131.2	$3.7	$1,167.5
% Growth in Premiums Earned	19%	24%	20%	29%	(41)%	21%

GAAP Ratios
Loss/LAE Ratio	65.0	63.1	64.4	57.2	78.1	63.7
Expense Ratio	19.3	19.5	19.4	19.3	14.7	19.3

Combined Ratio	84.3	82.6	83.8	76.5	92.8	83.0

Actuarial Adjustments(a) -
Favorable (Unfavorable)	$2.3	$1.4	$3.7	$—	$—	$3.7

ACTUARIAL ADJUSTMENTS -
Reserve Decrease/(Increase)
Prior accident years						$3.5
Current accident year						.2

Calendar year actuarial adjustment						$3.7

PRIOR ACCIDENT YEARS DEVELOPMENT -
Favorable/(Unfavorable)
Actuarial adjustment						$3.5
All other development						5.5

Total development						$9.0

Calendar year loss/LAE Ratio						63.7

Accident year loss/LAE Ratio						64.5

Statutory Ratios
Loss/LAE Ratio						63.8
Expense Ratio						19.0

Combined Ratio						82.8

Statutory Surplus						$4,725.3

Policies in Force	January	January
(in thousands)	2004	2003	Change
Agency — Auto	3,991	3,449	16%
Direct – Auto	1,879	1,576	19%
Other Personal Lines(b)	1,997	1,652	21%

Total Personal Lines	7,867	6,677	18%

Commercial Auto Business	368	292	26%

(a)Represents reserve adjustments solely based on the Company’s corporate actuarial review.

(b)Includes insurance for motorcycles, recreation vehicles, mobile homes, watercraft, snowmobiles, homeowners and similar items.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions– except per share amounts)
(unaudited)

January 31,
2004
CONDENSED GAAP BALANCE SHEET:[1]
Investments -
Available-for-sale:
Fixed maturities, at market (amortized cost: $8,870.3)	$9,113.6
Equity securities, at market:
Preferred stocks (cost: $803.9)	834.5
Common equities (cost: $1,590.1)	2,005.9
Short-term investments, at amortized cost (market: $1,492.8)	1,492.8

Total investments[2]	13,446.8
Net premiums receivable	2,092.4
Deferred acquisition costs	409.1
Other assets	1,190.9

Total assets	$17,139.2

Unearned premiums	$3,875.6
Loss and loss adjustment expense reserves	4,620.9
Other liabilities[2]	2,114.4
Debt	1,289.8
Shareholders’ equity	5,238.5

Total liabilities and shareholders’ equity	$17,139.2

Common Shares outstanding	216.9
Shares repurchased – January	.1
Average cost per share	$82.64
Book value per share	$24.15
Return on average shareholders’ equity	27.8%
Net unrealized pre-tax gains on investments	$689.7
Debt to total capital ratio	19.8%

1Pursuant to SFAS 113, “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts,” loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $234.1 million at January 31, 2004.

2Amounts include net unsettled security acquisitions of $916.8 million at January 31, 2004, including repurchase commitment transactions.

Monthly Commentary

•	Extremely low frequency contributed to the Company’s strong profitability for January. Every market in which the Company writes Personal Lines business was profitable. Favorable reserve development also contributed .8 points to the bottom line.

•	The growth rate is flattening as expected. Policies in force growth remains strong, primarily the result of strong renewals.

•	In general, the Company did not see any significant changes in customer retention; however, results varied by channel and tier.

•	On January 15, the Company repaid $200 million of 6.60% Notes, which contributed to the decrease in its debt to total capital ratio to 19.8%.

•	At January 31, the net unrealized gains in the portfolio were $689.7 million, an increase of $46.3 million from $643.4 million at year-end 2003. The pretax recurring investment book yield of the portfolio was 3.8%. In the fixed-income portfolio, the duration was 3.2 years and the weighted average credit quality remains AA.

The Progressive group of insurance companies ranks third in the nation for auto insurance, offering its products by phone at 1-800-PROGRESSIVE, online at progressive.com and through more than 30,000 independent agencies and insurance brokers. The Common Shares of The Progressive Corporation, the holding company, are publicly traded at NYSE:PGR.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the accuracy and adequacy of the Company’s pricing and loss reserving methodologies; pricing competition and other initiatives by competitors; the Company’s ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of the Company’s advertising campaigns; legislative and regulatory developments; the outcome of litigation pending or that may be filed against the Company; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for a major contingency. Reported results may therefore appear to be volatile in certain accounting periods.